UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

OMEGA FLEX, INC.

(Exact name of registrant as specified in charter)

Pennsylvania	000-51372	23-1948942
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

451 Creamery Way,

Exton, Pennsylvania, 19341

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (610) 524-7272

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS - This report and the exhibit or exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and the Quarterly Report on Form 10-Q for the period ended September 30, 2008.

ITEM 1.01 Entry into a Material Definitive Agreement

On December 15, 2008, Omega Flex, Inc. entered into an employment agreement with each of Kevin R. Hoben, President & CEO of the Company, and Mark F. Albino, Executive Vice President & Chief Operating Officer of the Company. The agreements supersede the prior employment agreements between the company and each of those officers that were in effect since 1996.

The agreements with Mr. Hoben and Mr. Albino contain for the following terms:

Duties and Term. Mr. Hoben will be employed by the company as President and CEO, and Mr. Albino will be employed as Executive Vice President & Chief Operating Officer of the Company. Each of the executives will be employed for a period of two years, and that term will be automatically extended for consecutive one-year periods unless the company issues a six-month notice of termination. The agreement is also subject to earlier termination by the company or by the executive.

Compensation. The agreement provides for compensation in the form of: (1) annual base salary (currently for Mr. Hoben – $325,480; for Mr. Albino - $260,590) subject to annual review and adjustment by the compensation committee of the board of directors; (2) annual incentive bonus awards in accordance with the bonus programs established by the board; (3) twenty days of paid vacation; (4) a car allowance; and (5) other employment benefits provided by the company to all of its employees, such as retirement plans, medical and life insurance programs, and short and long-term disability plans, in accordance with the terms of those employee benefit plans. The executive will be reimbursed for all reasonable and necessary expenses incurred in performing his duties.

Termination. The agreement may be terminated in any of the following circumstances: (1) death, (2) permanent disability, (3) for “cause” at the option of the company, (4) without “cause” at the option of the company, (5) for “good reason” at the option of the executive, (6) by resignation or retirement at the option of the executive, or (6) by the company’s decision not to renew the agreement.

Payments on Termination. The executive will receive payments under the agreement as a result of the termination of the agreement, as follows:

▪	Death or disability – accrued and unpaid base salary and vacation, and severance in an amount equal to the average incentive bonuses paid to the executive in the three previous fiscal years;
▪	For cause, retirement or resignation - accrued and unpaid base salary and vacation as of the date of termination, retirement, or resignation;
▪

Without cause or for good reason - accrued and unpaid base salary and vacation, severance (as described above), one year’s base salary, and continuation of health benefits and car allowance for one year; or

▪	Non-renewal – accrued and unpaid base salary and vacation, severance (as described above), one year’s base salary, and continuation of health benefits and car allowance for one year.

Change in Control. If the agreement is terminated without cause or for good reason, or is not renewed by the company, anytime in an 18 month period following a change in control, the executive will receive an amount equal to two years of base salary and two times the average incentive bonus amounts paid or earned in the prior three years. These amounts are in addition to any payments that may be received in respect of the termination of the agreement. A “change in control” may occur through (1) a merger or consolidation of the company with another entity, where the company’s shareholders prior to the transaction will not hold a majority of the voting power of the equity interests of the successor entity; (2) a sale or transfer of all or substantially all of the company’s assets; (3) acquisition by a person or group of persons acting together in a transaction or series of transaction resulting in that person or persons’ owning 50% or more of the voting power of the voting securities of the company; (4) a change in the composition of the board of directors in a two year period where a majority of the board members as of the date of determination have changed from the beginning date; and (5) the liquidation or dissolution of the company (excluding however, any bankruptcy of the company).

Restrictive Covenants. During the term of the agreement and for one year after termination of the agreement, the executive may not solicit or induce any employee to leave the employment of the company, or to solicit or induce any customer or supplier of the company to terminate or modify their business relationship with the company. Further, during the term of the agreement and for one year after termination of the agreement, the executive may not engage, either individually or as an employee, director, owner or consultant of any entity, in any business that is engaged in the manufacture and sale of flexible metal hose and braid products, or other line of business in which the company is engaged at the time of termination.

Miscellaneous. The agreement will be interpreted in accordance with Section 409A of the Internal Revenue Code, including deferral of any payments to the executive if he is deemed to be a “specified employee” under §409A. Any payments under the agreements that may be subject to an excise tax imposed under Section 4999 of the IRC will be reduced to a level so that the payment will not be subject to that excise tax. The agreements supersede and replace the prior executive employment agreements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	none
(b)	none
(c)	none
(d)	none

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OMEGA FLEX, INC.
(Registrant)

Date: December 17, 2008	By: /s/ Paul J. Kane________
Paul J. Kane
Vice President – Finance and
Chief Financial Officer